GRAPHIC OMITTED
                                Amazonia Celular

                                CONSOLIDATED FORM
 Management and Related Persons' Negotiation of Securities Issued by the Company
                     Article 11 - CVM Instruction # 358/2002

In September 2002, the only operations with securities and derivatives were those presented below, in compliance with Article 11 - CVM Instruction # 358/2002 (1):

-------------------------------------------------------------------------------------------------------------------------
Company Name: TELE NORTE CELULAR PARTICIPACOES S.A.
-------------------------------------------------------------------------------------------------------------------------

  Group and                  ( X )                       ( )                  ( )                       ( )
   Related             Board of Directors             Management        Audit Committee      Technical and Consulting
   Persons                                                                                          Committees

-------------------------------------------------------------------------------------------------------------------------
                                                    Initial Balance
-------------------------------------------------------------------------------------------------------------------------
 Securities/                                                                  Quantity                   %
 Derivatives                 Securities Characteristics (2)

-------------------------------------------------------------------------------------------------------------------------
                                                                                            Same Class        Total
                                                                                             and Type
-------------------------------------------------------------------------------------------------------------------------
    Shares                               Common                               129,289            0              0
-------------------------------------------------------------------------------------------------------------------------
    Shares                             Preferred                             1,007,274           0              0
-------------------------------------------------------------------------------------------------------------------------
                                                Operations in the Month
-------------------------------------------------------------------------------------------------------------------------

 Securities /         Stock                                                                                 Volume
 Derivatives   Characteristics (2)      Intermediary   Operation    Day       Quantity       Price         (R$) (3)
-------------------------------------------------------------------------------------------------------------------------
    Shares            Common                0          Buy           0           11            0              0
-------------------------------------------------------------------------------------------------------------------------
                                                       Sell
-------------------------------------------------------------------------------------------------------------------------
                                                     Final Balance
-------------------------------------------------------------------------------------------------------------------------

 Securities/
 Derivatives                 Securities Characteristics (2)                   Quantity                   %
-------------------------------------------------------------------------------------------------------------------------
                                                                                            Same Class        Total
                                                                                             and Type
-------------------------------------------------------------------------------------------------------------------------
    Shares                               Common                               129,300            0              0
-------------------------------------------------------------------------------------------------------------------------
    Shares                             Preferred                             1,007,274           0              0
-------------------------------------------------------------------------------------------------------------------------


(1) When filing in the form, delete the lines that do not have any information.
(2) Issue/Series, convertibility, simple, term, guaranties, type/class, among others.
(3)      Quantity multiplied by price

Note: These consolidated data must have information by group: Directors, Management (which have not been included in the Board of Directors), among others.

                                [GRAPHIC OMITTED]
                                Amazonia Celular

                                CONSOLIDATED FORM
 Management and Related Persons' Negotiation of Securities Issued by the Company
                     Article 11 - CVM Instruction # 358/2002

In September 2002, the only operations with securities and derivatives were those presented below, in compliance with Article 11 - CVM Instruction # 358/2002 (1):


-------------------------------------------------------------------------------------------------------------------------
Parent Company Name: TELPART PARTICIPACOES S.A.
-------------------------------------------------------------------------------------------------------------------------

  Group and                  ( X )                       ( )                  ( )                       ( )
   Related             Board of Directors             Management        Audit Committee      Technical and Consulting
   Persons                                                                                          Committees

-------------------------------------------------------------------------------------------------------------------------
                                                    Initial Balance
-------------------------------------------------------------------------------------------------------------------------
 Securities/                                                                  Quantity                   %
 Derivatives                 Securities Characteristics (2)

-------------------------------------------------------------------------------------------------------------------------
                                                                                            Same Class        Total
                                                                                             and Type
-------------------------------------------------------------------------------------------------------------------------
    Shares                               Common                                 139              0              0
-------------------------------------------------------------------------------------------------------------------------
    Shares                             Preferred                                 0               0              0
-------------------------------------------------------------------------------------------------------------------------
                                                Operations in the Month
-------------------------------------------------------------------------------------------------------------------------

 Securities /         Stock                                                                                 Volume
 Derivatives   Characteristics (2)      Intermediary   Operation    Day       Quantity       Price         (R$) (3)
-------------------------------------------------------------------------------------------------------------------------
      0                 0                   0          Buy           0           0             0              0
-------------------------------------------------------------------------------------------------------------------------
                                                       Sell
-------------------------------------------------------------------------------------------------------------------------
                                                     Final Balance
-------------------------------------------------------------------------------------------------------------------------

 Securities/
 Derivatives                 Securities Characteristics (2)                   Quantity                   %
-------------------------------------------------------------------------------------------------------------------------
                                                                                            Same Class        Total
                                                                                             and Type
-------------------------------------------------------------------------------------------------------------------------
    Shares                               Common                                 139              0              0
-------------------------------------------------------------------------------------------------------------------------
    Shares                             Preferred                                 0               0              0
-------------------------------------------------------------------------------------------------------------------------


(1)      When filing in the form, delete the lines that do not have any information.
(2)      Issue/Series, convertibility, simple, term, guaranties, type/class, among others.
(3)      Quantity multiplied by price

Note: These consolidated data must have information by group:  Directors,  Management (which have not been included in the Board of Directors), among others.


                                [GRAPHIC OMITTED]
                                Amazonia Celular

                                CONSOLIDATED FORM
 Management and Related Persons' Negotiation of Securities Issued by the Company
                     Article 11 - CVM Instruction # 358/2002

In September 2002, the only operations with securities and derivatives were those presented below, in compliance with Article 11 - CVM Instruction # 358/2002 (1):


-------------------------------------------------------------------------------------------------------------------------
Subsidiary Company Name: AMAZONIA CELULAR S.A. - MARANHAO
-------------------------------------------------------------------------------------------------------------------------

  Group and                  ( X )                       ( )                  ( )                       ( )
   Related             Board of Directors             Management        Audit Committee      Technical and Consulting
   Persons                                                                                          Committees

-------------------------------------------------------------------------------------------------------------------------
                                                    Initial Balance
-------------------------------------------------------------------------------------------------------------------------
 Securities/                                                                  Quantity                   %
 Derivatives                 Securities Characteristics (2)

-------------------------------------------------------------------------------------------------------------------------
                                                                                            Same Class        Total
                                                                                             and Type
-------------------------------------------------------------------------------------------------------------------------
    Shares                               Common                                  17              0              0
-------------------------------------------------------------------------------------------------------------------------
    Shares                             Preferred                                 0               0              0
-------------------------------------------------------------------------------------------------------------------------
                                                Operations in the Month
-------------------------------------------------------------------------------------------------------------------------

 Securities /         Stock                                                                                 Volume
 Derivatives   Characteristics (2)      Intermediary   Operation    Day       Quantity       Price         (R$) (3)
-------------------------------------------------------------------------------------------------------------------------
      0                 0                   0          Buy           0           0             0              0
-------------------------------------------------------------------------------------------------------------------------
                                                       Sell
-------------------------------------------------------------------------------------------------------------------------
                                                     Final Balance
-------------------------------------------------------------------------------------------------------------------------

 Securities/
 Derivatives                 Securities Characteristics (2)                   Quantity                   %
-------------------------------------------------------------------------------------------------------------------------
                                                                                            Same Class        Total
                                                                                             and Type
-------------------------------------------------------------------------------------------------------------------------
    Shares                               Common                                  17              0              0
-------------------------------------------------------------------------------------------------------------------------
    Shares                             Preferred                                 0               0              0
-------------------------------------------------------------------------------------------------------------------------

(1)      When filing in the form, delete the lines that do not have any information.
(2)      Issue/Series, convertibility, simple, term, guaranties, type/class, among others.
(3)      Quantity multiplied by price

Note: These consolidated data must have information by group:  Directors,  Management (which have not been included in the Board of Directors), among others.


                                [GRAPHIC OMITTED]
                                Amazonia Celular

                                CONSOLIDATED FORM
 Management and Related Persons' Negotiation of Securities Issued by the Company
                     Article 11 - CVM Instruction # 358/2002

In September 2002, the only operations with securities and derivatives were those presented below, in compliance with Article 11 - CVM Instruction # 358/2002 (1):


-------------------------------------------------------------------------------------------------------------------------
Company Name: TELE NORTE CELULAR PARTICIPACOES S.A.
-------------------------------------------------------------------------------------------------------------------------

  Group and                   ( )                       ( X )                 ( )                       ( )
   Related             Board of Directors             Management        Audit Committee      Technical and Consulting
   Persons                                                                                          Committees

-------------------------------------------------------------------------------------------------------------------------
                                                    Initial Balance
-------------------------------------------------------------------------------------------------------------------------
 Securities/                                                                  Quantity                   %
 Derivatives                 Securities Characteristics (2)

-------------------------------------------------------------------------------------------------------------------------
                                                                                            Same Class        Total
                                                                                             and Type
-------------------------------------------------------------------------------------------------------------------------
    Shares                               Common                                20,452            0              0
-------------------------------------------------------------------------------------------------------------------------
    Shares                             Preferred                               11,318            0              0
-------------------------------------------------------------------------------------------------------------------------
                                                Operations in the Month
-------------------------------------------------------------------------------------------------------------------------

 Securities /         Stock                                                                                 Volume
 Derivatives   Characteristics (2)      Intermediary   Operation    Day       Quantity       Price         (R$) (3)
-------------------------------------------------------------------------------------------------------------------------
      0                 0                   0          Buy           0           0             0              0
-------------------------------------------------------------------------------------------------------------------------
                                                       Sell
-------------------------------------------------------------------------------------------------------------------------
                                                     Final Balance
-------------------------------------------------------------------------------------------------------------------------

 Securities/
 Derivatives                 Securities Characteristics (2)                   Quantity                   %
-------------------------------------------------------------------------------------------------------------------------
                                                                                            Same Class        Total
                                                                                             and Type
-------------------------------------------------------------------------------------------------------------------------
    Shares                               Common                                20,452            0              0
-------------------------------------------------------------------------------------------------------------------------
    Shares                             Preferred                               11,318            0              0
-------------------------------------------------------------------------------------------------------------------------

(1)      When filing in the form, delete the lines that do not have any information.
(2)      Issue/Series, convertibility, simple, term, guaranties, type/class, among others.
(3)      Quantity multiplied by price

Note: These consolidated data must have information by group: Directors, Management (which have not been included in the Board of Directors), among others.


                                [GRAPHIC OMITTED]
                                Amazonia Celular

                                CONSOLIDATED FORM
 Management and Related Persons' Negotiation of Securities Issued by the Company
                     Article 11 - CVM Instruction # 358/2002

In September 2002, the only operations with securities and derivatives were those presented below, in compliance with Article 11 - CVM Instruction # 358/2002 (1):

-------------------------------------------------------------------------------------------------------------------------
Parent Company Name: TELPART PARTICIPACOES S.A.
-------------------------------------------------------------------------------------------------------------------------

  Group and                   ( )                       ( X )                 ( )                       ( )
   Related             Board of Directors             Management        Audit Committee      Technical and Consulting
   Persons                                                                                          Committees

-------------------------------------------------------------------------------------------------------------------------
                                                    Initial Balance
-------------------------------------------------------------------------------------------------------------------------
 Securities/                                                                  Quantity                   %
 Derivatives                 Securities Characteristics (2)

-------------------------------------------------------------------------------------------------------------------------
                                                                                            Same Class        Total
                                                                                             and Type
-------------------------------------------------------------------------------------------------------------------------
    Shares                               Common                                  0               0              0
-------------------------------------------------------------------------------------------------------------------------
    Shares                             Preferred                                 0               0              0
-------------------------------------------------------------------------------------------------------------------------
                                                Operations in the Month
-------------------------------------------------------------------------------------------------------------------------

 Securities /         Stock                                                                                 Volume
 Derivatives   Characteristics (2)      Intermediary   Operation    Day       Quantity       Price         (R$) (3)
-------------------------------------------------------------------------------------------------------------------------
      0                 0                   0          Buy           0           0             0              0
-------------------------------------------------------------------------------------------------------------------------
                                                       Sell
-------------------------------------------------------------------------------------------------------------------------
                                                     Final Balance
-------------------------------------------------------------------------------------------------------------------------

 Securities/
 Derivatives                 Securities Characteristics (2)                   Quantity                   %
-------------------------------------------------------------------------------------------------------------------------
                                                                                            Same Class        Total
                                                                                             and Type
-------------------------------------------------------------------------------------------------------------------------
    Shares                               Common                                  0               0              0
-------------------------------------------------------------------------------------------------------------------------
    Shares                             Preferred                                 0               0              0
-------------------------------------------------------------------------------------------------------------------------

(1)      When filing in the form, delete the lines that do not have any information.
(2)      Issue/Series, convertibility, simple, term, guaranties, type/class, among others.
(3)      Quantity multiplied by price

Note: These consolidated data must have information by group: Directors, Management (which have not been included in the Board of Directors), among others.


                                [GRAPHIC OMITTED]
                                Amazonia Celular

                                CONSOLIDATED FORM
 Management and Related Persons' Negotiation of Securities Issued by the Company
                     Article 11 - CVM Instruction # 358/2002

In September 2002, the only operations with securities and derivatives were those presented below, in compliance with Article 11 - CVM Instruction # 358/2002 (1):

-------------------------------------------------------------------------------------------------------------------------
Subsidiary Company Name: AMAZONIA CELULAR S.A. - MARANHAO
-------------------------------------------------------------------------------------------------------------------------

  Group and                   ( )                       ( X )                 ( )                       ( )
   Related             Board of Directors             Management        Audit Committee      Technical and Consulting
   Persons                                                                                          Committees

-------------------------------------------------------------------------------------------------------------------------
                                                    Initial Balance
-------------------------------------------------------------------------------------------------------------------------
 Securities/                                                                  Quantity                   %
 Derivatives                 Securities Characteristics (2)

-------------------------------------------------------------------------------------------------------------------------
                                                                                            Same Class        Total
                                                                                             and Type
-------------------------------------------------------------------------------------------------------------------------
    Shares                               Common                                  0               0              0
-------------------------------------------------------------------------------------------------------------------------
    Shares                             Preferred                                 0               0              0
-------------------------------------------------------------------------------------------------------------------------
                                                Operations in the Month
-------------------------------------------------------------------------------------------------------------------------

 Securities /         Stock                                                                                 Volume
 Derivatives   Characteristics (2)      Intermediary   Operation    Day       Quantity       Price         (R$) (3)
-------------------------------------------------------------------------------------------------------------------------
      0                 0                   0          Buy           0           0             0              0
-------------------------------------------------------------------------------------------------------------------------
                                                       Sell
-------------------------------------------------------------------------------------------------------------------------
                                                     Final Balance
-------------------------------------------------------------------------------------------------------------------------

 Securities/
 Derivatives                 Securities Characteristics (2)                   Quantity                   %
-------------------------------------------------------------------------------------------------------------------------
                                                                                            Same Class        Total
                                                                                             and Type
-------------------------------------------------------------------------------------------------------------------------
    Shares                               Common                                  0               0              0
-------------------------------------------------------------------------------------------------------------------------
    Shares                             Preferred                                 0               0              0
-------------------------------------------------------------------------------------------------------------------------

(1)      When filing in the form, delete the lines that do not have any information.
(2)      Issue/Series, convertibility, simple, term, guaranties, type/class, among others.
(3)      Quantity multiplied by price

Note: These consolidated data must have information by group: Directors, Management (which have not been included in the Board of Directors), among others.


                                [GRAPHIC OMITTED]
                                Amazonia Celular

                                CONSOLIDATED FORM
 Management and Related Persons' Negotiation of Securities Issued by the Company
                     Article 11 - CVM Instruction # 358/2002

In September 2002, the only operations with securities and derivatives were those presented below, in compliance with Article 11 - CVM Instruction # 358/2002 (1):

-------------------------------------------------------------------------------------------------------------------------
Company Name: TELE NORTE CELULAR PARTICIPACOES S.A.
-------------------------------------------------------------------------------------------------------------------------

  Group and                   ( )                        ( )                 ( X )                      ( )
   Related             Board of Directors             Management        Audit Committee      Technical and Consulting
   Persons                                                                                          Committees

-------------------------------------------------------------------------------------------------------------------------
                                                    Initial Balance
-------------------------------------------------------------------------------------------------------------------------
 Securities/                                                                  Quantity                   %
 Derivatives                 Securities Characteristics (2)

-------------------------------------------------------------------------------------------------------------------------
                                                                                            Same Class        Total
                                                                                             and Type
-------------------------------------------------------------------------------------------------------------------------
    Shares                               Common                                4,578             0              0
-------------------------------------------------------------------------------------------------------------------------
    Shares                             Preferred                               4,582             0              0
-------------------------------------------------------------------------------------------------------------------------
                                                Operations in the Month
-------------------------------------------------------------------------------------------------------------------------

 Securities /         Stock                                                                                 Volume
 Derivatives   Characteristics (2)      Intermediary   Operation    Day       Quantity       Price         (R$) (3)
-------------------------------------------------------------------------------------------------------------------------
      0                 0                   0          Buy           0           0             0              0
-------------------------------------------------------------------------------------------------------------------------
                                                       Sell
-------------------------------------------------------------------------------------------------------------------------
                                                     Final Balance
-------------------------------------------------------------------------------------------------------------------------

 Securities/
 Derivatives                 Securities Characteristics (2)                   Quantity                   %
-------------------------------------------------------------------------------------------------------------------------
                                                                                            Same Class        Total
                                                                                             and Type
-------------------------------------------------------------------------------------------------------------------------
    Shares                               Common                                4,578             0              0
-------------------------------------------------------------------------------------------------------------------------
    Shares                             Preferred                               4,582             0              0
-------------------------------------------------------------------------------------------------------------------------

(1)      When filing in the form, delete the lines that do not have any information.
(2)      Issue/Series, convertibility, simple, term, guaranties, type/class, among others.
(3)      Quantity multiplied by price

Note: These consolidated data must have information by group: Directors, Management (which have not been included in the Board of Directors), among others.


                                [GRAPHIC OMITTED]
                                Amazonia Celular

                                CONSOLIDATED FORM
 Management and Related Persons' Negotiation of Securities Issued by the Company
                     Article 11 - CVM Instruction # 358/2002

In September 2002, the only operations with securities and derivatives were those presented below, in compliance with Article 11 - CVM Instruction # 358/2002 (1):

-------------------------------------------------------------------------------------------------------------------------
Parent Company Name: TELPART PARTICIPACOES S.A.
-------------------------------------------------------------------------------------------------------------------------

  Group and                   ( )                        ( )                 ( X )                      ( )
   Related             Board of Directors             Management        Audit Committee      Technical and Consulting
   Persons                                                                                          Committees

-------------------------------------------------------------------------------------------------------------------------
                                                    Initial Balance
-------------------------------------------------------------------------------------------------------------------------
 Securities/                                                                  Quantity                   %
 Derivatives                 Securities Characteristics (2)

-------------------------------------------------------------------------------------------------------------------------
                                                                                            Same Class        Total
                                                                                             and Type
-------------------------------------------------------------------------------------------------------------------------
    Shares                               Common                                  0               0              0
-------------------------------------------------------------------------------------------------------------------------
    Shares                             Preferred                                 0               0              0
-------------------------------------------------------------------------------------------------------------------------
                                                Operations in the Month
-------------------------------------------------------------------------------------------------------------------------

 Securities /         Stock                                                                                 Volume
 Derivatives   Characteristics (2)      Intermediary   Operation    Day       Quantity       Price         (R$) (3)
-------------------------------------------------------------------------------------------------------------------------
      0                 0                   0          Buy           0           0             0              0
-------------------------------------------------------------------------------------------------------------------------
                                                       Sell
-------------------------------------------------------------------------------------------------------------------------
                                                     Final Balance
-------------------------------------------------------------------------------------------------------------------------

 Securities/
 Derivatives                 Securities Characteristics (2)                   Quantity                   %
-------------------------------------------------------------------------------------------------------------------------
                                                                                            Same Class        Total
                                                                                             and Type
-------------------------------------------------------------------------------------------------------------------------
    Shares                               Common                                  0               0              0
-------------------------------------------------------------------------------------------------------------------------
    Shares                             Preferred                                 0               0              0
-------------------------------------------------------------------------------------------------------------------------

(1)      When filing in the form, delete the lines that do not have any information.
(2)      Issue/Series, convertibility, simple, term, guaranties, type/class, among others.
(3)      Quantity multiplied by price

Note: These consolidated data must have information by group: Directors, Management (which have not been included in the Board of Directors), among others.


                                [GRAPHIC OMITTED]
                                Amazonia Celular

                                CONSOLIDATED FORM
 Management and Related Persons' Negotiation of Securities Issued by the Company
                     Article 11 - CVM Instruction # 358/2002

In September 2002, the only operations with securities and derivatives were those presented below, in compliance with Article 11 - CVM Instruction # 358/2002 (1):

-------------------------------------------------------------------------------------------------------------------------
Subsidiary Company Name: AMAZONIA CELULAR S.A. - MARANHAO
-------------------------------------------------------------------------------------------------------------------------

  Group and                   ( )                        ( )                 ( X )                      ( )
   Related             Board of Directors             Management        Audit Committee      Technical and Consulting
   Persons                                                                                          Committees

-------------------------------------------------------------------------------------------------------------------------
                                                    Initial Balance
-------------------------------------------------------------------------------------------------------------------------
 Securities/                                                                  Quantity                   %
 Derivatives                 Securities Characteristics (2)

-------------------------------------------------------------------------------------------------------------------------
                                                                                            Same Class        Total
                                                                                             and Type
-------------------------------------------------------------------------------------------------------------------------
    Shares                               Common                                  9               0              0
-------------------------------------------------------------------------------------------------------------------------
    Shares                             Preferred                                 0               0              0
-------------------------------------------------------------------------------------------------------------------------
                                                Operations in the Month
-------------------------------------------------------------------------------------------------------------------------

 Securities /         Stock                                                                                 Volume
 Derivatives   Characteristics (2)      Intermediary   Operation    Day       Quantity       Price         (R$) (3)
-------------------------------------------------------------------------------------------------------------------------
      0                 0                   0          Buy           0           0             0              0
-------------------------------------------------------------------------------------------------------------------------
                                                       Sell
-------------------------------------------------------------------------------------------------------------------------
                                                     Final Balance
-------------------------------------------------------------------------------------------------------------------------

 Securities/
 Derivatives                 Securities Characteristics (2)                   Quantity                   %
-------------------------------------------------------------------------------------------------------------------------
                                                                                            Same Class        Total
                                                                                             and Type
-------------------------------------------------------------------------------------------------------------------------
    Shares                               Common                                  9               0              0
-------------------------------------------------------------------------------------------------------------------------
    Shares                             Preferred                                 0               0              0
-------------------------------------------------------------------------------------------------------------------------

(1)      When filing in the form, delete the lines that do not have any information.
(2)      Issue/Series, convertibility, simple, term, guaranties, type/class, among others.
(3)      Quantity multiplied by price

Note: These consolidated data must have information by group: Directors, Management (which have not been included in the Board of Directors), among others.


                                [GRAPHIC OMITTED]
                                Amazonia Celular

                                CONSOLIDATED FORM
 Management and Related Persons' Negotiation of Securities Issued by the Company
                     Article 11 - CVM Instruction # 358/2002

In September 2002, the only operations with securities and derivatives were those presented below, in compliance with Article 11 - CVM Instruction # 358/2002 (1):

-------------------------------------------------------------------------------------------------------------------------
Company Name: TELE NORTE CELULAR PARTICIPACOES S.A.
-------------------------------------------------------------------------------------------------------------------------

  Group and                   ( )                        ( )                  ( )                      ( X )
   Related             Board of Directors             Management        Audit Committee      Technical and Consulting
   Persons                                                                                          Committees

-------------------------------------------------------------------------------------------------------------------------
                                                    Initial Balance
-------------------------------------------------------------------------------------------------------------------------
 Securities/                                                                  Quantity                   %
 Derivatives                 Securities Characteristics (2)

-------------------------------------------------------------------------------------------------------------------------
                                                                                            Same Class        Total
                                                                                             and Type
-------------------------------------------------------------------------------------------------------------------------
    Shares                               Common                                  0               0              0
-------------------------------------------------------------------------------------------------------------------------
    Shares                             Preferred                                 0               0              0
-------------------------------------------------------------------------------------------------------------------------
                                                Operations in the Month
-------------------------------------------------------------------------------------------------------------------------

 Securities /         Stock                                                                                 Volume
 Derivatives   Characteristics (2)      Intermediary   Operation    Day       Quantity       Price         (R$) (3)
-------------------------------------------------------------------------------------------------------------------------
      0                 0                   0          Buy           0           0             0              0
-------------------------------------------------------------------------------------------------------------------------
                                                       Sell
-------------------------------------------------------------------------------------------------------------------------
                                                     Final Balance
-------------------------------------------------------------------------------------------------------------------------

 Securities/
 Derivatives                 Securities Characteristics (2)                   Quantity                   %
-------------------------------------------------------------------------------------------------------------------------
                                                                                            Same Class        Total
                                                                                             and Type
-------------------------------------------------------------------------------------------------------------------------
    Shares                               Common                                  0               0              0
-------------------------------------------------------------------------------------------------------------------------
    Shares                             Preferred                                 0               0              0
-------------------------------------------------------------------------------------------------------------------------

(1)      When filing in the form, delete the lines that do not have any information.
(2)      Issue/Series, convertibility, simple, term, guaranties, type/class, among others.
(3)      Quantity multiplied by price

Note: These consolidated data must have information by group:  Directors,  Management (which have not been included in the Board of Directors), among others.


                                [GRAPHIC OMITTED]
                                Amazonia Celular

                                CONSOLIDATED FORM
 Management and Related Persons' Negotiation of Securities Issued by the Company
                     Article 11 - CVM Instruction # 358/2002

In September 2002, the only operations with securities and derivatives were those presented below, in compliance with Article 11 - CVM Instruction # 358/2002 (1):

-------------------------------------------------------------------------------------------------------------------------
Parent Company Name: TELPART PARTICIPACOES S.A.
-------------------------------------------------------------------------------------------------------------------------

  Group and                   ( )                        ( )                  ( )                      ( X )
   Related             Board of Directors             Management        Audit Committee      Technical and Consulting
   Persons                                                                                          Committees

-------------------------------------------------------------------------------------------------------------------------
                                                    Initial Balance
-------------------------------------------------------------------------------------------------------------------------
 Securities/                                                                  Quantity                   %
 Derivatives                 Securities Characteristics (2)

-------------------------------------------------------------------------------------------------------------------------
                                                                                            Same Class        Total
                                                                                             and Type
-------------------------------------------------------------------------------------------------------------------------
    Shares                               Common                                  0               0              0
-------------------------------------------------------------------------------------------------------------------------
    Shares                             Preferred                                 0               0              0
-------------------------------------------------------------------------------------------------------------------------
                                                Operations in the Month
-------------------------------------------------------------------------------------------------------------------------

 Securities /         Stock                                                                                 Volume
 Derivatives   Characteristics (2)      Intermediary   Operation    Day       Quantity       Price         (R$) (3)
-------------------------------------------------------------------------------------------------------------------------
      0                 0                   0          Buy           0           0             0              0
-------------------------------------------------------------------------------------------------------------------------
                                                       Sell
-------------------------------------------------------------------------------------------------------------------------
                                                     Final Balance
-------------------------------------------------------------------------------------------------------------------------

 Securities/
 Derivatives                 Securities Characteristics (2)                   Quantity                   %
-------------------------------------------------------------------------------------------------------------------------
                                                                                            Same Class        Total
                                                                                             and Type
-------------------------------------------------------------------------------------------------------------------------
    Shares                               Common                                  0               0              0
-------------------------------------------------------------------------------------------------------------------------
    Shares                             Preferred                                 0               0              0
-------------------------------------------------------------------------------------------------------------------------

(1)      When filing in the form, delete the lines that do not have any information.
(2)      Issue/Series, convertibility, simple, term, guaranties, type/class, among others.
(3)      Quantity multiplied by price

Note: These consolidated data must have information by group: Directors, Management (which have not been included in the Board of Directors), among others.


                                [GRAPHIC OMITTED]

                                CONSOLIDATED FORM
 Management and Related Persons' Negotiation of Securities Issued by the Company
                     Article 11 - CVM Instruction # 358/2002

In September 2002, the only operations with securities and derivatives were those presented below, in compliance with Article 11 - CVM Instruction # 358/2002 (1):

-------------------------------------------------------------------------------------------------------------------------
Subsidiary Company Name: AMAZONIA CELULAR S.A. - MARANHAO
-------------------------------------------------------------------------------------------------------------------------

  Group and                   ( )                        ( )                  ( )                      ( X )
   Related             Board of Directors             Management        Audit Committee      Technical and Consulting
   Persons                                                                                          Committees

-------------------------------------------------------------------------------------------------------------------------
                                                    Initial Balance
-------------------------------------------------------------------------------------------------------------------------
 Securities/                                                                  Quantity                   %
 Derivatives                 Securities Characteristics (2)

-------------------------------------------------------------------------------------------------------------------------
                                                                                            Same Class        Total
                                                                                             and Type
-------------------------------------------------------------------------------------------------------------------------
    Shares                               Common                                  0               0              0
-------------------------------------------------------------------------------------------------------------------------
    Shares                             Preferred                                 0               0              0
-------------------------------------------------------------------------------------------------------------------------
                                                Operations in the Month
-------------------------------------------------------------------------------------------------------------------------

 Securities /         Stock                                                                                 Volume
 Derivatives   Characteristics (2)      Intermediary   Operation    Day       Quantity       Price         (R$) (3)
-------------------------------------------------------------------------------------------------------------------------
      0                 0                   0          Buy           0           0             0              0
-------------------------------------------------------------------------------------------------------------------------
                                                       Sell
-------------------------------------------------------------------------------------------------------------------------
                                                     Final Balance
-------------------------------------------------------------------------------------------------------------------------

 Securities/
 Derivatives                 Securities Characteristics (2)                   Quantity                   %
-------------------------------------------------------------------------------------------------------------------------
                                                                                            Same Class        Total
                                                                                             and Type
-------------------------------------------------------------------------------------------------------------------------
    Shares                               Common                                  0               0              0
-------------------------------------------------------------------------------------------------------------------------
    Shares                             Preferred                                 0               0              0
-------------------------------------------------------------------------------------------------------------------------

(1)      When filing in the form, delete the lines that do not have any information.
(2)      Issue/Series, convertibility, simple, term, guaranties, type/class, among others.
(3)      Quantity multiplied by price

Note: These consolidated data must have information by group: Directors, Management (which have not been included in the Board of Directors), among others.
